SUMMARY PROSPECTUS

Lord Abbett New Jersey Tax Free Fund

FEBRUARY 1, 2012

CLASS/TICKER
CLASS A	LANJX	CLASS I	LINJX
CLASS F	LNJFX	CLASS P	N/A

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund at www.lordabbett.com/documentsandliterature. You can also get this information at no cost by calling 888-522-2388 (Option #2) or by sending an email request to literature@lordabbett.com. The current prospectus and statement of additional information dated February 1, 2012, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk. The Fund also seeks as high a level of interest income exempt from New Jersey personal income tax as is consistent with reasonable risk.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 105 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	F, I, and P

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	F	I	P

Management Fees	0.45%	0.45%	0.45%	0.45%

Distribution and Service (12b-1) Fees	0.20%	0.10%	None	0.45%

Total Other Expenses	0.20%	0.20%	0.20%	0.20%

Interest and Related Expenses from Inverse Floaters	0.03%	0.03%	0.03%	0.03%

Other Expenses	0.17%	0.17%	0.17%	0.17%

Total Annual Fund Operating Expenses	0.85%	0.75%	0.65%	1.10%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$310	$490	$686	$1,250	$310	$490	$686	$1,250

Class F Shares	$77	$240	$417	$930	$77	$240	$417	$930

Class I Shares	$66	$208	$362	$810	$66	$208	$362	$810

Class P Shares	$112	$350	$606	$1,340	$112	$350	$606	$1,340

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23.14% of the average value of its portfolio.

SUMMARY – NEW JERSEY TAX FREE FUND

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, under normal market conditions, the Fund invests at least 80% of its net assets in municipal bonds, the interest on which is exempt from federal income tax and New Jersey personal income tax. If the interest on a particular municipal bond is so exempt, the Fund will treat the bond as qualifying for purposes of the 80% requirement even though the issuer of the bond may be located outside of New Jersey. Municipal bonds are debt securities issued by or on behalf of states, territories, and possessions of the U.S. (including the District of Columbia) and their political subdivisions, agencies, and instrumentalities that provide income free from federal and state personal income tax. Municipal bonds generally are divided into two types: (1) general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing authority; and (2) revenue bonds, which are payable only from revenue derived from a particular facility or source, including bridges, tolls, or sewer services. Industrial development bonds and private activity bonds are considered revenue bonds.

Under normal market conditions, the Fund primarily invests in investment grade municipal bonds rated, at the time of purchase, BBB/Baa or higher (or unrated but determined by Lord Abbett to be of comparable quality). The Fund may invest up to 20% of its net assets in below investment grade (also known as “non- investment grade,” “high yield,” or “junk”) municipal bonds rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”), at the time of purchase, BB/Ba or lower (or unrated by NRSROs but determined by Lord Abbett to be of comparable quality). The Fund is nondiversified, meaning that it may invest a greater percentage of its assets in a particular issuer as compared to other funds. The Fund will not invest 25% or more of its total assets in any industry; however, this limitation does not apply to tax-exempt securities issued by governments or political subdivisions of governments. The Fund may invest in both insured and uninsured municipal bonds.

The Fund may invest up to 20% of its net assets in municipal bonds that pay interest subject to the federal alternative minimum tax (“AMT”), including certain private activity bonds (also known as “AMT paper”), and fixed income securities that pay interest that is subject to federal and New Jersey income taxes. These bonds may include municipal bonds issued by other states, which may be exempt from federal but not New Jersey taxes. If the supply of New Jersey tax-exempt municipal bonds is insufficient to meet the Fund’s investment needs, the Fund may invest in municipal bonds issued by other states.

The Fund may invest in certain derivatives, which are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use futures contracts and inverse floaters for speculative purposes in an attempt to increase income, hedge against portfolio risks, or manage portfolio duration.

SUMMARY – NEW JERSEY TAX FREE FUND

Under normal circumstances, the investment team intends to maintain the average weighted stated maturity of the Fund at between ten and twenty-five years. A substantial amount of the Fund’s holdings may be “callable,” a feature that allows the bond issuer to redeem the bond before its maturity date. In selecting municipal bonds, the investment team focuses on credit quality, income tax exemption, total return potential, and call protection. In keeping with the Fund’s strategy to seek tax-exempt income in a manner consistent with reasonable risk, the Fund assesses risk by considering the volatility (i.e., the level of price fluctuations in the Fund’s holdings) that the Fund has over time. The Fund believes that a volatility that generally approximates the volatility of the Barclays Capital Municipal Bond Index represents a reasonable risk relative to the Fund’s investment strategy.

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse economic, market or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund.

The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds. Lower rated municipal bonds in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value. The following is a summary of certain risks that could adversely affect the Fund’s performance or increase volatility:

•

Portfolio Management Risk – If the strategies used and securities selected by the Fund’s portfolio management fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

SUMMARY – NEW JERSEY TAX FREE FUND

•

Below Investment Grade Municipal Bond Risk – Below investment grade municipal bonds typically pay a higher yield than investment grade municipal bonds, but may have greater price fluctuations and have a higher risk of default than investment grade municipal bonds. The market for below investment grade municipal bonds may be less liquid, which may make such bonds more difficult to sell at an acceptable price, especially during periods of increased market volatility or significant market decline.

•

Nondiversification Risk – The Fund is nondiversified, which means that it may invest a greater portion of its assets in a single issuer than a diversified fund. As a result, the value of the Fund’s investments may be more affected by a single adverse event as compared to a diversified fund.

•

State Specific Risk – Because the Fund focuses on the State of New Jersey, the Fund’s performance may be more affected by local, state, and regional factors than a fund that invests in municipal bonds issued in many states. These factors may include decreased tax revenues, budget deficits, changes in legislation or policies, adverse economic or political changes and changes in the credit ratings assigned to New Jersey’s municipal issuers. There also is a risk that the supply of New Jersey municipal bonds may be inadequate. In addition, the Fund’s performance also can be tied to the economic and political changes of U.S. territories and possessions, including Puerto Rico. All of this could have significant consequences for the Fund because a worsening of the economic position of a state or other issuer of bonds in which the Fund invests could lower the value of the Fund’s investments and could cause you to lose money.

•

Call Risk – Some municipal bonds give the issuer the right to call or redeem the bonds before maturity. As interest rates decline, these bond issuers may pay off their loans early by buying back the bonds, thus depriving the Fund of above market interest rates. Moreover, the Fund may have to reinvest the prepayment proceeds in lower yielding securities.

•

Credit Risk – Municipal bonds are subject to the risk that the issuer of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value of bonds issued by that issuer tends to decline. Credit risk varies based upon the economic and fiscal conditions of each issuer and the municipalities, agencies, instrumentalities, and other issuers within the state, territory or possession. Insured municipal bonds have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured. A decline in the credit quality of private activity bonds usually is directly related to a decline in the credit standing of the private user of the facility.

SUMMARY – NEW JERSEY TAX FREE FUND

•

Derivatives Risk – Loss may result from the Fund’s investments in futures contracts and inverse floaters. These instruments may be leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase the Fund’s interest rate risk and may cause the Fund to realize a limited amount of taxable income. Losses also may arise from the failure of a derivative counterparty to meet its contractual obligations.

•	Extension Risk – Rising interest rates may cause payments to occur at a slower-than-expected rate, extending the duration of a bond and typically reducing its value.

•	Governmental Risk – Government actions, including actions by local, state and regional governments, could have an adverse effect on municipal bond prices.

•

Industry Risk – Where nongovernmental users of facilities financed by tax-exempt revenue bonds are in the same industry (such as frequently occurs in the electric utility and health care industries), there may be additional risk to the Fund in the event of an economic downturn in that industry, as such users may have difficulty making payments on their obligations.

•

Interest Rate Risk – As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, causing the Fund’s investments typically to lose value. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on shorter-term bonds.

•

Liquidity Risk – It may be difficult for the Fund to sell certain securities, including below investment grade municipal bonds, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

•

Taxability Risk – The Internal Revenue Service (“IRS”) has announced that holders of tax-exempt bonds have risks that their tax-exempt income may be reclassified as taxable if the bonds that they own were issued in an abusive transaction. Although the Fund attempts to purchase only bona fide tax-exempt securities (except for its ability to invest up to 20% of its net assets in municipal bonds that pay interest subject to AMT and fixed income securities that pay interest that is subject to regular federal and New Jersey income taxes), there is a risk that a bond issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income.

SUMMARY – NEW JERSEY TAX FREE FUND

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class I shares since this Class has not completed a full calendar year of investment operations. No performance is shown for Class P shares because the Fund has not issued Class P shares as of the date of this prospectus.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share class will vary due to the different expenses the class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q ’09 +9.08%	Worst Quarter 4th Q ’08 -8.57%

The table below shows how the average annual total returns of the Fund’s Class A and F shares compare to those of a broad-based securities market index. The Fund’s average annual total returns include applicable sales charges for Class A shares, the current maximum front-end sales charge of 2.25%. There are no sales charges for Class F shares.

SUMMARY – NEW JERSEY TAX FREE FUND

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for the other share class are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2011)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	8.02%	2.41%	3.44%	–

After Taxes on Distributions	8.00%	2.40%	3.44%	–

After Taxes on Distributions and Sale of Fund Shares	6.80%	2.66%	3.56%	–

Class F Shares	10.52%	–	–	3.55%	9/28/2007

Index

Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	10.70%	5.22%	5.38%	5.68%	9/28/2007

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers. The portfolio managers jointly and primarily responsible for the day-to-day management of the Fund are:

Portfolio Manager/Title	Member of the Investment Management Team Since

Daniel S. Solender, Partner and Director	2006

Philip B. Herman, Portfolio Manager	2010

SUMMARY – NEW JERSEY TAX FREE FUND

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors. Class P shares are closed to substantially all new investors. See “Choosing A Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A	F and P	I

General	$1,000/No minimum	No minimum	$1 million minimum

IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/No minimum	N/A	N/A

SIMPLE IRAs	No minimum	N/A	N/A

Invest-A-Matic	$250/$50	N/A	N/A

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax or New Jersey personal income tax; however the Fund may distribute taxable dividends, including distributions of short-term and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from New Jersey personal income tax or local taxes, such distributions will be subject to such state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

SUMMARY – NEW JERSEY TAX FREE FUND

NOTES:

Investment Company Act File Number: 811-03942

00082847 NJ-7SUM (2/12)